UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2021

Humanigen, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35798	77-0557236
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

533 Airport Boulevard, Suite 400

Burlingame, CA 94010

(Address of principal executive offices, including zip code)

(650) 243-3100

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HGEN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.	Termination of a Material Definitive Agreement.

On April 19, 2021, Humanigen, Inc. (the “Company”) issued a press release announcing positive data with lenzilumabTM, the Company’s lead product candidate, in the ZUMA-19 Phase 1b study evaluating the efficacy and safety of lenzilumab with Yescarta®, the CAR-T therapy developed by Kite Pharmaceuticals, Inc., a Gilead company (“Kite”), in patients with diffuse large B-cell lymphoma (“DLBCL”). In addition, the Company announced its plans to initiate a randomized, multicenter, potentially registrational, Phase 2 study to evaluate the efficacy and safety of lenzilumab combined with all commercially available CD19 CAR-T therapies in DLBCL. In connection with its announcement of its decision to pursue the Phase 2 study, the Company also announced the termination of the Clinical Collaboration Agreement, dated May 30, 2019, by and between the Company and Kite (the “Collaboration Agreement”). The termination of the Collaboration Agreement will be effective on May 18, 2021, the 30th day following the Company’s notice of termination. The parties are expected to collaborate to wind down current study activities related to ZUMA-19.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements. Forward-looking statements reflect management's current knowledge, assumptions, judgment and expectations regarding future performance or events. Although management believes that the expectations reflected in such statements are reasonable, they give no assurance that such expectations will prove to be correct and you should be aware that actual events or results may differ materially from those contained in the forward-looking statements. Words such as “will,” “expect,” “intend,” “plan,” “potential,” “possible,” “goals,” “accelerate,” “continue,” and similar expressions identify forward-looking statements, including, without limitation, statements regarding Humanigen’s plans to initiate a Phase 2 study to evaluate the efficacy and safety of lenzilumab combined with all commercially available CD19 CAR-T therapies in DLBCL. These forward-looking statements are subject to a number of risks and uncertainties including, but not limited to, the risks inherent in Humanigen’s lack of profitability and potential need for additional capital to grow Humanigen’s business; Humanigen’s dependence on partners to further the development of Humanigen’s product candidates; the uncertainties inherent in the development, attainment of the requisite regulatory approvals or authorization for emergency or broader patient use for lenzilumab and launch of lenzilumab; challenges associated with the manufacturing of lenzilumab, and potential changes to the schedule for such manufacturing efforts; the outcome of pending or future litigation; and the various risks and uncertainties described in the “Risk Factors” sections and elsewhere in the Humanigen's periodic and other filings with the SEC.

All forward-looking statements are expressly qualified in their entirety by this cautionary notice. You should not place undue reliance on any forward-looking statements, which speak only as of the date of this filing. Humanigen undertakes no obligation to revise or update any forward-looking statements made in this filing to reflect events or circumstances after the date hereof or to reflect new information or the occurrence of unanticipated events, except as required by law.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit Description

99.1	Press release, dated April 19, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Humanigen, Inc.

By:	/s/ Cameron Durrant
Name: Cameron Durrant Title: Chairman of the Board and Chief Executive Officer

Dated: April 20, 2021